Exhibit 99.5
EXECUTION COPY
AMENDMENT NO. 1 AND CONSENT
          THIS AMENDMENT NO. 1 AND CONSENT (the “Amendment”) is being executed and delivered as of November 9, 2007, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party to the hereinafter identified and defined Credit Agreement, as borrowers (the “Subsidiary Borrowers” and together with the Company, the “Borrowers”), JPMorgan Chase Bank, National Association as administrative agent (the “Administrative Agent”) under said Credit Agreement, and the Required Lenders and New Lenders (as defined herein) party hereto. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.
W I T N E S S E T H:
          WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently parties to that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
          WHEREAS, the Borrowers have requested the Lenders to amend the Credit Agreement in certain respects;
          WHEREAS, the Company has requested the Lenders to consent (such consent, the “Acquisition Consent”) to the Acquisition (the “Lummus Acquisition”) by the Company of the Lummus Global business of ABB Holdings Inc. and ABB Holdings B.V. (collectively, the “Target”); and
          WHEREAS, the Required Lenders and New Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth in Section 1 hereof and the Required Lenders and New Lenders have agreed to grant the Acquisition Consent on the terms and conditions set forth in Section 2 hereof.
          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:
          1. Amendment. Subject to the satisfaction of the conditions set forth in paragraph 3 below, the Credit Agreement shall be and hereby is amended as follows:
          (a) The definition of “Aggregate Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “‘Aggregate Commitment’ means the aggregate of the Commitments of all the Lenders, as may be adjusted from time to time pursuant to the terms hereof. The

Aggregate Commitment as of the effective date of Amendment No. 1 is One Billion and One Hundred Million Dollars ($1,100,000,000).
     (b) The defined term “Dutch Banking Act” contained in Section 1.1 of the Credit Agreement is hereby replaced with the below definition of Dutch Financial Supervision Act, and all references in the Credit Agreement to “Dutch Banking Act” are hereby deleted and replaced with “Dutch Financial Supervision Act”:
     “’Dutch Financial Supervision Act’ means the Dutch Financial Supervision Act 2007 (Wet Financieel Toezicht), as amended from time to time.”
     (c) The defined term “Dutch Exemption Regulation” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety, and so are all references in the Credit Agreement to “Dutch Exemption Regulation”.
     (d) The definition of “Eligible Designee” contained in Section 1.1 of the Credit Agreement is hereby amended to delete the reference to item (iv).
          (e) The defined term “Net Income” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety, and all references in the Credit Agreement to “Net Income” are hereby deleted and replaced with “Consolidated Net Income”.
          (f) The definition of “Letter of Credit Agreement” contained in Section 1.1 of the Credit Agreement is hereby amended to delete the reference to “$400,000,000” therein and to substitute “$600,000,000” therefor.
          (g) The definition of “PMP” contained in Section 1.1 of the Credit Agreement and Schedule 1.1.6 is hereby deleted in its entirety, and all references in the Credit Agreement to “PMP” are hereby deleted.
          (h) The definition of “Material Subsidiary” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
     “The Material Subsidiaries as of the date of Amendment No. 1 are identified in Schedule 1.1.5 hereto.”
          (i) The following definitions of “Amendment No. 1” and “Term Loan Agreement” are hereby added to Section 1.1 of the Credit Agreement in their respective appropriate alphabetical order:
     “‘Amendment No. 1’ means that certain Amendment No. 1 to this Agreement, dated as of November 9, 2007, by and among the Company, the Subsidiary Borrowers, the Administrative Agent and the Required Lenders.”
     “‘Term Loan Agreement’ means that certain Term Loan Agreement, dated as of November 9, 2007, by and among the Company, Chicago Bridge & Iron Company, as the

“Borrower”, JPMorgan Chase Bank, National Association, as “Administrative Agent” thereunder, and the lenders party thereto, as amended, restated supplemented or otherwise modified from time to time.”
     (j) The following Section 2.1(D) is hereby added to Section 2.1 of the Credit Agreement:
     “(D) The first borrowing from any Lender shall at all times be at least the equivalent in Dollars of € 50,000 unless no Borrower incorporated under Dutch law is borrowing from such Lender.”
          (k) Section 2.5(B)(i) of the Credit Agreement is hereby amended to delete the reference to “$1,000,000,000” therein and to substitute “$1,250,000,000” therefor.
          (l) Section 6.9 of the Credit Agreement is hereby amended by amending and restating the penultimate sentence thereof as follows:
     “Except as set forth on Schedule 6.9, neither the Company nor any other member of the Controlled Group has taken or failed to take any action, nor has any event occurred, with respect to any “employee benefit plan” (as defined in Section 3(3) of ERISA) which action, inaction or event could reasonably be expected to subject the Company or any of its Subsidiaries to material liability.”
          (m) Section 7.3(A) of the Credit Agreement is hereby amended by (i) amending and restating clause (vii) thereof in its entirety as follows:
     “(vii) Indebtedness (a) with respect to surety, appeal and performance bonds and Performance Letters of Credit obtained by any of the Company’s Subsidiaries in the ordinary course of business, and (b) incurred or maintained by any of the Company’s Subsidiaries under the Letter of Credit Agreement or the Term Loan Agreement and the other ‘Loan Documents’ (as defined in the Term Loan Agreement);”
and (ii) deleting the reference to “$50,000,000” in clause (viii) thereof and substituting “$60,000,000” therefor.
          (n) Section 7.3(C) of the Credit Agreement is hereby amended to (x) delete the “and” at the end of clause (ii) thereof, (y) renumber clause (iii) thereof as clause (iv), and (z) add the following new clause (iii) immediately following clause (ii) thereof:
     “(iii) Liens arising pursuant to the Term Loan Agreement and the other “Loan Documents” (as defined in the Term Loan Agreement); and”
          (o) Section 7.3(D)(vii) of the Credit Agreement is hereby amended by deleting the reference to “$20,000,000” therein and substituting “$150,000,000” therefor.
          (p) Section 7.3(E) of the Credit Agreement is hereby amended by (i) amending and restating clause (iii)(x) thereof in its entirety as follows:

     “(x) incurred by any Subsidiary of the Company to support the performance of bids, tenders, sales or contracts (other than for the repayment of borrowed money) of any other Subsidiary of the Company or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly-owned Subsidiary of the Company) in which such Subsidiary has a joint interest or other ownership interest, in each case in the ordinary course of business, and, in the case of joint ventures or other ownership interests, the Contingent Obligation in respect thereof is in an aggregate amount not to exceed $30,000,000”
(ii) amending and restating clause (iii)(y) thereof in its entirety as follows:
     “(y) incurred by any Subsidiary of the Company under the Term Loan Agreement or the Letter of Credit Agreement, and”
and (iii) amending and restating clause (iii)(z) thereof in its entirety as follows:
     “(z) with respect to surety, appeal and performance bonds obtained by the Company or any Subsidiary (provided that the Indebtedness with respect thereto is permitted pursuant to Section 7.3(A)) or, solely to the extent of its relative ownership interest therein, any Person (other than a wholly-owned Subsidiary of the Company) in which such Subsidiary has a joint interest or other ownership interest, in each case in the ordinary course of business and, in the case of joint ventures or other ownership interests, the Contingent Obligation in respect thereof is in an aggregate amount not to exceed $30,000,000; and”.
          (q) Section 7.3(K) of the Credit Agreement is hereby amended to amend and restate the exception at the end of such section as follows:
     “except those contained in Schedule 6.9 and where such transactions, events, circumstances, or failures are not, individually or in the aggregate, reasonably expected to result in liability individually or in the aggregate in excess of $20,000,000”.
          (r) Section 7.4(C) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(C) Minimum Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time to be less than (i) the sum of (a) $473,954,000 plus (b) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on September 30, 2007, plus (c) 75% of the amount, if any, by which stockholders’ equity of the Company is, in accordance with Agreement Accounting Principles, adjusted from time to time as a result of the issuance of any Equity Interests after September 30, 2007 minus (ii) the Executive Equity Repurchase Payment.”
          (s) Each of Section 7.3(T) and Section 11.18 of the Credit Agreement is hereby deleted in its entirety.

          (t) Section 11.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “11.19. USA PATRIOT Act, Bank Secrecy Act and Office of Foreign Assets Control. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies each Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender to identify each Borrower in accordance with the Act. In addition, and without limiting the foregoing sentence, each Borrower shall (a) ensure, and cause each Subsidiary, if applicable, to ensure, that no Person who owns a controlling interest in or otherwise controls such Borrower or any Subsidiary is or shall be listed in the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Subsidiary, if applicable, to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.”
          (u) Section 12.8 of the Credit Agreement is hereby amended to (i) delete the reference to “The Lenders agree to indemnify the Administrative Agent” and substitute “The Lenders agree to reimburse and indemnify, in accordance with their Pro Rata Shares, the Administrative Agent (in its capacity as such)” in lieu thereof and (ii) amend clause (i) thereof to insert “but without affecting the Company’s or any Borrower’s reimbursement obligations hereunder” at the end thereof.
          (v) The first sentence of Section 14.2(A) of the Credit Agreement is hereby amended to delete the reference to persons “which are, to the extent required by the Dutch Banking Act and the Dutch Exemption Regulation, PMP’s”, and Section 14.2(A) of the Credit Agreement is hereby further amended to (i) delete the second and third sentences thereof and (ii) delete the reference to “Moreover, notwithstanding such recordation, such” in the following sentence and substitute “Such” in lieu thereof.
          (w) Section 14.2(B) of the Credit Agreement is amended to delete the reference therein to “Section 9.2” and substitute “Sections 9.2 or 14.1(A)” therefor.
          (x) The following final sentence is hereby added to Section 14.3(A) of the Credit Agreement:
     “Notwithstanding anything to the contrary set forth herein, with respect to any assignment to a Purchaser which is not an existing Lender, the amount thereof shall always be at least the equivalent in Dollars of € 50,000.”

          (y) As of the date hereof, all references to “Schedule” or “Schedules” in the Credit Agreement or any other Loan Document shall be deemed to be references to the Schedules attached hereto; provided, that references to “Schedule” or “Schedules” in representations or warranties made prior to the date hereof shall be references to the Schedules attached to the Credit Agreement prior to the effectiveness of this Amendment.
          (z) The Commitments of certain of the Lenders (the “Increasing Lenders”) are hereby increased as set forth on Annex I attached hereto. Certain financial institutions not party to the Credit Agreement prior to the date hereof and identified on Annex I attached hereto (the “New Lenders”) are hereby deemed to be Lenders for all purposes of the Loan Documents. Accordingly, Exhibit A-1 to the Credit Agreement is hereby amended and restated to read as set forth on Annex I attached hereto. The Borrowers hereby agree to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Eurodollar Rate Loans and the reallocation described in Section 3(a) below, in each case on the terms and in the manner set forth in Section 4.4 of the Credit Agreement.
          (aa) Section 7 of Exhibit D to the Credit Agreement is hereby amended to delete the references to items (x) and (xi), Section 3 of Exhibit K to the Credit Agreement is hereby amended to delete the references to items (vi) and (vii) and Section 2 of Exhibit L to the Credit Agreement is hereby amended to delete the references to items (iv) and (v).
          2. Consent. Subject to the satisfaction of the conditions set forth in paragraph 3 below and the Acquisition Conditions Precedent (as defined below), the Required Lenders and New Lenders hereby grant the Acquisition Consent. For the avoidance of doubt, it is acknowledged and agreed that, in connection with any other Acquisitions that may be made after the date hereof, the purchase price applicable to the Lummus Acquisition shall not be taken into account and shall be disregarded for purposes of testing compliance with Section 7.3(F)(f)(ii) of the Credit Agreement.
     “Acquisition Conditions Precedent” means the Company has furnished to the Administrative Agent each of the following, with sufficient copies (if applicable) for the Lenders, all in form and substance satisfactory to the Administrative Agent and the Lenders:
     (i) Audited financial statements for the Target and its Subsidiaries for the fiscal year ended December 31, 2006;
     (ii) Unaudited interim financial statements for the Target and its Subsidiaries for the portion of the fiscal year ended June 30, 2007;
     (iii) Evidence reasonably satisfactory to the Administrative Agent that the Lummus Acquisition has been consummated on the terms contained in the Acquisition Agreement (unless waived by the Company with the consent of the Administrative Agent);
     (iv) Evidence reasonably satisfactory to the Administrative Agent that all required governmental and third party approvals and consents, if any, related to the Lummus Acquisition have been obtained and all related filings made and any applicable waiting periods shall have expired or been terminated; and

     (v) Evidence reasonably satisfactory to the Administrative Agent that the Company’s and the relevant seller’s respective general partners, directors or other managers and, if necessary, unitholders or shareholders, shall have approved the Lummus Acquisition and all regulatory and legal approvals for the Lummus Acquisition shall have been obtained and any required waiting periods shall have expired or been terminated.
     “Acquisition Agreement” means the Share Purchase Agreement, dated as of August 24, 2007, among ABB, ABB Holdings Inc., ABB Holdings B.V., the Company, Chicago Bridge & Iron Company and Chicago Bridge & Iron Company B.V.
          3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have administered the reallocation of the total Revolving Credit Obligations on the effective date ratably among the Lenders (including the New Lenders) after giving effect to the increase in the Aggregate Commitment set forth in Section 1; (b) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed and delivered by the Company, the Subsidiary Borrowers, each Increasing Lender, each New Lender and the Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors (ii) opinions of counsel in form and substance reasonably acceptable to the Administrative Agent and such other instruments and documents as are reasonably requested by the Administrative Agent, and (iii) for the account of each Increasing Lender in connection with this Amendment, an upfront fee in an amount equal to the applicable percentage (in basis points) of the amount of the increase of such Increasing Lender’s Commitment (or, in the case of a New Lender, the amount of such Lender’s commitment), in each case as disclosed to such Increasing Lender or New Lender, as applicable, by the Administrative Agent; and (c) the Letter of Credit Agreement has been amended to permit the consummation of the Term Loan Agreement and the Lummus Acquisition.
          4. Representation and Warranties. Each Borrower hereby represents and warrants that (i) all of the representations and warranties contained in Article VI of the Credit Agreement, as amended hereby, are true and correct and (ii) no Default or Unmatured Default is in effect.
          5. No Implicit Waiver. Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with their original terms.
          6. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement or any other Loan Document to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be reference to the Credit Agreement, as amended and modified by this Amendment.

          7. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS AMENDMENT, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company

By:	CHICAGO BRIDGE & IRON COMPANY B.V.
Its:	Managing Director

By:	/s/ Ronald A. Ballschmiede

Name:	Ronald A. Ballschmiede
Title:	Managing Director

CB&I CONSTRUCTORS, INC., as a Subsidiary Borrower

By:	/s/ Luciano Reyes

Name:	Luciano Reyes
Title:	Treasurer

CBI SERVICES, INC., as a Subsidiary Borrower

By:	/s/ Terrence G. Browne

Name:	Terrence G. Browne
Title:	Treasurer
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower

By:	/s/ Luciano Reyes

Name:	Luciano Reyes
Title:	Treasurer

CB&I TYLER COMPANY, as a Subsidiary Borrower

By:	/s/ Luciano Reyes

Name:	Luciano Reyes
Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower

By:	/s/ Ronald A. Ballschmiede

Name:	Ronald A. Ballschmiede
Title:	Managing Director

CHICAGO BRIDGE & IRON COMPANY, as a Subsidiary Borrower

By:	/s/ Luciano Reyes

Name:	Luciano Reyes
Title:	Vice President & Treasurer
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ H. David Jones

Name:	H. David Jones
Title:	Senior Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender

By:	/s/ Robert W. Troutman

Name:	Robert W. Troutman
Title:	Managing Director

BANK OF MONTREAL, as a Documentation Agent and as a Lender

By:	/s/ David L. Mistic

Name:	David L. Mistic
Title:	Vice President

WELLS FARGO BANK, N.A., as a Documentation Agent and as a Lender

By:	/s/ Tom Caver

Name:	Thomas F. Caver, III
Title:	Vice President
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

BNP PARIBAS, as a Documentation Agent and as a Lender

By:	/s/ Jamie Dillon

Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Sandy Bertram

Name:	Sandy Bertram
Title:	Vice President

THE ROYAL BANK OF SCOTLAND plc, as a Documentation Agent and as a Lender

By:	/s/ John Preece

Name:	John Preece
Title:	Vice President

FORTIS BANK SA/NV, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Catherine Gilbert

Name:	Catherine M. Gilbert
Title:	Director

By:	/s/ Marlene Purrier-Ellis

Name:	Marlene Purrier-Ellis
Title:	Director

FIFTH THIRD BANK, as a Lender

By:	/s/ Ashley Radel

Name:	Ashley Radel
Title:	Relationship Manager
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Page Dillehunt

Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis

Name:	Michael Willis
Title:	Director

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ W.J. Bowne

Name:	W.J. Bowne
Title:	Managing Director
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Brian Caldwell

Name:	Brian Caldwell
Title:	Director

By:	/s/ Morenikeji Ajayi

Name:	Morenikeji Ajayi
Title:	Associate

REGIONS BANK, as a Lender

By:

Name:
Title:

ALLIED IRISH BANK, PLC, as a Lender

By:	/s/ Norbert Galligan

Name:	Norbert Galligan
Title:	Vice President

By:	/s/ Gregory J. Wiske

Name:	Gregory J. Wiske
Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Brandon Rolek

Name:	Brandon Rolek
Title:	Vice President
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Benjamin Velazquez

Name:	Benjamin Velazquez A2657
Title:	Director Syndications, Americas

By:	/s/ Bert de Guzman

Name:	Bert de Guzman
Title:	Senior Vice President

ABU DHABI INTERNATIONAL BANK INC. as a Lender

By:	/s/ David J. Young

Name:	David J. Young
Title:	Vice President

By:	/s/ Pamela Sigda

Name:	Pamela Sigda
Title:	Sr. Vice President

AMEGY BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Jill S. Vaughan

Name:	Jill S. Vaughan
Title:	Senior Vice President

BANK OF NEW YORK, as a Lender

By:	/s/ Timothy J. Glass

Name:	Timothy J. Glass
Title:	Vice President
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Don Backer

Name:	Don Backer
Title:	Senior Vice President

ARAB BANKING CORPORATION, as a Lender

By:	/s/ Robert Ivosevich

Name:	Robert Ivosevich
Title:	General Manager

By:	/s/ Thomas Cahalane

Name:	Thomas Cahalane
Title:	Assistant General Manager/Admin

BANK OF TEXAS, N.A., as a Lender

By:	/s/ Marian Livingston

Name:	Marian Livingston
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Tom Brosig S.V.P.

Name:	Tom Brosig
Title:	Senior Vice President
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Yoshihiro Hyakutome

Name:	Yoshihiro Hyakutome
Title:	General Manager

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin S. McFadden

Name:	Kevin S. McFadden
Title:	Vice President

ING BANK N.V., as a Lender

By:	/s/ B.D. Gilbert

Name:	B.D. Gilbert
Title:	Relationship Manager

By:	/s/ K.P. Weehuizen

Name:	K.P. Weehuizen
Title:	Managing Director

COMERICA BANK, as a Lender

By:	/s/ De Von Lang

Name:	De Von Lang
Title:	Corporate Banking Officer
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Edward C.A. Forsberg, Jr.

Name: Edward C.A. Forsberg, Jr.
Title: Senior Vice President & Manager

By:	/s/ David A. Bennett

Name: David A. Bennett
Title: Vice President

DEUTSCHE BANK AG, NEW YORK
BRANCH, as a Lender

By:	/s/ Scottye D. Lindsey

Name: Scottye D. Lindsey
Title: Director

By:	/s/ Ming K. Chu

Name: Ming K. Chu
Title: Vice President

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Steven F. Larsen

Name: Steven F. Larsen
Title: First Vice President
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:	/s/ William B. Shepard

Name: William B. Shepard
Title: General Manager

By:	/s/ Paul N. Travis

Name: Paul N. Travis
Title: Vice President and Head of Corporate Finance

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Robert Gass

Name: Robert Gass
Title: Managing Director

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Patrick J. Kaufmann

Name: Patrick J. Kaufmann
Title: Senior Vice President
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

REAFFIRMATION
          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 in connection with that certain Second Amended and Restated Credit Agreement dated as of October 13, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “ Credit Agreement”) by and among Chicago Bridge and Iron Company N.V. (the “ Company ”), certain Subsidiaries of the Company party thereto as borrowers (the “ Subsidiary Borrowers ”), JPMorgan Chase Bank, National Association as administrative agent (the “ Administrative Agent ”) under the Credit Agreement and the lenders party to said Credit Agreement, which Amendment No. 1 is dated as of November 9, 2007 (the “ Amendment ”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.
[signature pages follow]
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CHICAGO BRIDGE & IRON COMPANY N.V.

By: CHICAGO BRIDGE & IRON COMPANY B.V.
Its: Managing Director

By

Name:
Title:

CHICAGO BRIDGE & IRON COMPANY
a Delaware corporation

By

Name:
Title:

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By

Name:
Title:

CB&I TYLER COMPANY

By

Name:
Title:

CB&I CONSTRUCTORS, INC.

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CBI SERVICES, INC.

By

Name:
Title:

CHICAGO BRIDGE & IRON COMPANY
an Illinois corporation

By

Name:
Title:

HORTON CBI, LIMITED

By

Name:
Title:

CBI VENEZOLANA, S.A.

By

Name:
Title:

CBI EASTERN ANSTALT

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CBI CONSTRUCTORS PTY, LTD.

By

Name:
Title:

LEALAND FINANCE COMPANY B.V.

By

Name:
Title:

CB&I (EUROPE) B.V.

By

Name:
Title:

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By

Name:
Title:

ASIA PACIFIC SUPPLY CO.

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CBI COMPANY LTD.

By

Name:
Title:

CBI CONSTRUCCIONES S.A.

By

Name:
Title:

CBI CONSTRUCTORS LIMITED

By

Name:
Title:

CBI HOLDINGS (U.K.) LIMITED

By

Name:
Title:

CBI OVERSEAS, LLC

By

Name:
Title:

CENTRAL TRADING COMPANY, LTD.

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By

Name:
Title:

CHICAGO BRIDGE & IRON COMPANY B.V.

By

Name:
Title:

CMP HOLDINGS B.V.

By

Name:
Title:

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By

Name:
Title:

HOWE-BAKER INTERNATIONAL, L.L.C.

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

HOWE-BAKER ENGINEERS, LTD.
By and through its General partner,
Howe-Baker Management, L.L.C.

By

Name:
Title:

HOWE-BAKER HOLDINGS, L.L.C.

By

Name:
Title:

HOWE-BAKER MANAGEMENT, L.L.C.

By

Name:
Title:

HBI HOLDINGS, L.L.C.

By

Name:
Title:

CONSTRUCTORS INTERNATIONAL, L.L.C.

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

MATRIX ENGINEERING, LTD.

By

Name:
Title:

HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By

Name:
Title:

A&B BUILDERS, LTD.

By

Name:
Title:

MATRIX MANAGEMENT SERVICES, L.L.C.

By

Name:
Title:

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By

Name:
Title:

CB&I (NIGERIA) LIMITED

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CHICAGO BRIDGE & IRON (ESPANA) S.A.

By

Name:
Title:

CBI (PHILLIPINES), INC.

By

Name:
Title:

CB&I UK LIMITED

By

Name:
Title:

CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By

Name:
Title:

CBI LUXEMBOURG S.A.R.L.

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

CB&I FINANCE COMPANY LIMITED

By

Name:
Title:

CBI AMERICAS, LTD.

By

Name:
Title:

CSA TRADING COMPANY, LTD.

By

Name:
Title:

CB&I WOODLANDS L.L.C.

By

Name:
Title:

WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By

Name:
Title:

OCEANIC CONTRACTORS, INC.

By

Name:
Title:
Signature Page to Amendment No. 1 to
Chicago Bridge & Iron Company N.V. et al
Second Amended and Restated Credit Agreement dated as of October 13, 2006

ANNEX I
EXHIBIT A-1
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
Commitments

Name of Lender[1]	Commitment
JPMorgan Chase Bank, National Association	$60,000,000

Bank of America, N.A.	$60,000,000

BNP Paribas	$56,500,000

The Royal Bank of Scotland plc	$56,500,000

Wells Fargo Bank, N.A.	$56,500,000

Calyon New York Branch	$56,500,000

Bank of Montreal	$54,000,000

Fortis Bank SA/NV, Cayman Islands Branch	$49,500,000

Fifth Third Bank	$37,000,000

Sumitomo Mitsui Banking Corporation*	$37,000,000

UBS Loan Finance LLC	$37,000,000

U.S. Bank National Association*	$37,000,000

PNC Bank, National Association	$35,000,000

Credit Suisse, Cayman Islands Branch	$34,750,000

ING Bank N.V.*	$30,250,000

Regions Bank	$30,000,000

Abu Dhabi International Bank Inc.	$26,750,000

[1] Lenders marked with an “*” are New Lenders.

Name of Lender[1]	Commitment
Capital One, National Association	$26,750,000

The Northern Trust Company	$26,750,000

Allied Irish Bank, PLC	$25,000,000

Amegy Bank National Association	$25,000,000

Compass Bank	$22,500,000

Standard Chartered Bank	$22,500,000

Arab Banking Corporation	$21,250,000

Bank of Texas, N.A.	$21,250,000

The Bank of New York	$20,000,000

Comerica Bank*	$19,250,000

Commerzbank AG, New York and Grand Cayman Branches*	$19,250,000

Deutsche Bank AG, New York Branch*	$19,250,000

HSBC Bank USA, National Association*	$19,250,000

Riyad Bank, Houston Agency*	$19,250,000

The Bank of Nova Scotia*	$19,250,000

Wachovia Bank, N.A.*	$19,250,000

TOTAL	$1,100,000,000